This document may not be accurate after its date, and LNC does not undertake to update or keep it accurate after such date. First Quarter 2020 Investment Portfolio Supplement May 6, 2020

Forward looking statements –cautionary language Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These forward-looking statements are intended to enhance the reader’s ability to assess our future financial performance. A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: "anticipate," "believe," "estimate," "expect," "project," "shall," "will," and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: •The continuation of the COVID-19 pandemic, or future outbreaks of COVID-19, and uncertainty surrounding the length and severity of future impacts on the global economy and on our business, results of operations and financial condition; •Continued deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels and claims experience; •Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; •Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding company’s ability to meet its obligations; •Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries' products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; the impact of U.S. Federal tax reform legislation on our business, earnings and capital; and the impact of any “best interest” standards of care adopted by the Securities and Exchange Commission (“SEC”) or other regulations adopted by federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker dealers; •Actions taken by reinsurers to raise rates on in-force business; •Continued declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products; •Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities; •Uncertainty about the effect of continuing promulgation and implementation of rules and regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us, the economy and the financial services sector in particular; •The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; •A continued decline in the equity markets causing a reduction in the sales of our subsidiaries' products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; an acceleration of the net amortization of deferred acquisition costs ("DAC"), value of business acquired("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL"); and an increase in liabilities related to guaranteed benefit features of our subsidiaries' variable annuity products; •Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

Forward looking statements –cautionary language (contd.) •A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries' products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; •Changes in accounting principles that may affect our financial statements; •Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; •Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; •Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk requiring that we realize losses on financial assets; •Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; •Interruption in telecommunication, information technology or other operational systems, or failure to safeguard the confidentiality or privacy of sensitive data on such systems from cyberattacks or other breaches of our data security systems; •The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including the successful implementation of integration strategies or the achievement of anticipated synergies and operational efficiencies related to an acquisition; •The adequacy and collectability of reinsurance that we have purchased; •The continuation of the COVID-19 pandemic, or future outbreaks of COVID-19 or other pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; •Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; •The unknown effect on our subsidiaries' businesses resulting from evolving market preferences and the changing demographics of our client base; and •The unanticipated loss of key management, financial planners or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Special note regarding data • All information regarding LNC’s investment portfolio excludes assets related to certain modified coinsurance (“Modco”) transactions. The Modco investment portfolio has counterparty protections in place including investment guidelines, as well as additional support through over-collateralization and a letter of credit that were established to meet LNC’s risk management objectives.

Investment portfolio: Diversified and high-quality Diversified across asset classes, sectors and issuers Mortgage loans14% Consumernoncyclical12% Financials12% Utilities11% Structured8% Other(1)7% Capital goods6% Energy5% Consumer cyclical4% Municipal4% Basic industry4% Communications4% Technology3% Transportation3% Alts2% Industrial other, 1% $119B invested assets High-quality portfolio NAIC 1(AAA-A)58% NAIC 2 (BBB)38% NAIC 3-6 (BB and below) 4% 96% investment grade(2) (1) Other asset classes primarily include: quasi-sovereign, cash/collateral, and UST/agency. (2) As a % of rated assets including rated CML assets where CM1=NAIC 1, CM2=NAIC 2, CM3=NAIC 3. Data as of 3/31/2020.

Since 1Q15: Repositioned the portfolio to prepare for next credit cycle New money allocation and de-risking actions reduced BBB-and BIG exposure BBB-as % of rated assets 1Q15 9.3% 1Q20 7.9%(1) BIG as % of rated assets 1Q15 5.3% 1Q20 4.3% Lowered energy exposure Reduced and shifted the mix to subsectors generally less impacted by oil prices 1Q15 Integrated 1.6% Midstream 2.9% Independent and oil field services 5.3% refining 0.2% 1Q20 Integrated 1.0% Midstream 2.2% Independent and oil field services 1.7% refining 0.1% De-risking based on name by name scenario analysis 1Q15 –1Q20 Book value of sales since 1Q15 Total $5.2B~70% of sales were rated BBB-and below 1Q15-4Q18 $3.5B 1Q19-1Q20 $1.7B Data as of 3/31/2015 and 3/31/2020.  (1) BBB-exposure was 7.4% of rated assets as of 12/31/2019. (2) BIG exposure was 3.8% of rated assets as of 12/31/2019. 10% 5%

Corporates: Key sectors in focus Energy: $6.0B Midstream43% Independent26% Integrated20% Oil field services 8% Refining, 3% •Reduced energy allocation by ~50% since 1Q15 •63% of energy holdings are in midstream or integrated •91% investment grade Consumer cyclical: $5.3B Retailer34% Auto21% Consumer cyclical services18% Leisure11% Restaurants9% Lodging4% Gaming2% Home construction1% •Sector exposure is well diversified across 140+ issuers with an average position size of $37M •91% investment grade Data as of 3/31/2020.

Other asset classes in focus Collateralized loan obligations (CLO): $3.9B AAA70% AA27% A3% •High-quality portfolio–100% of CLO holdings are NAIC 1–A-Rated CLO holdings are 3% of total CLO portfolio or $135M Commercial mortgage loans (CML): $15.4B Apartment33% Office25% Industrial19% Retail17% Mixed use/ other5% Hotel, <1% •High-quality portfolio –85% CM1 rated; minimal CM3 rated: 0.2%–48% average LTV and 2.4x DSC •Portfolio consists of 17% retail and less than 1% hotel Data as of 3/31/2020.